Exhibit 10.25

Execution Version

AMENDMENT NO. 2 AND WAIVER

This AMENDMENT NO. 2 AND WAIVER (this “Amendment”) is made and entered into as of October 21, 2020 by ORBIMED ROYALTY OPPORTUNITIES II, LP, in its capacity as Origination Agent and a Lender (each as defined in the Credit Agreement) under the Credit Agreement (as defined below) and DEERFIELD PRIVATE DESIGN FUND III, L.P., in its capacity as a Lender, in favor of ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”) and acknowledged by WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (as defined in the Credit Agreement) under the Credit Agreement.

WHEREAS, the Borrower, the Lenders, the Origination Agent and the Administrative Agent are party to that certain Credit Agreement, dated as of May 20, 2019 (as amended by that certain First Amendment to Credit Agreement, dated as of June 7, 2019 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain Loans to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 7.1 of the Credit Agreement, the Borrower is required to furnish to the Administrative Agent and the Lenders certain financial statements, documents and other information from time to time;

WHEREAS, in each case upon the terms and subject to the conditions of this Amendment, the Lenders have agreed to waive the requirement to deliver certain periodic documents and information required under Section 7.1 of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders agree as follows:

1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Temporary Waiver of Certain Periodic Information.

(a)Subject to the terms hereof, notwithstanding any term or provision of Section 7.1 of the Credit Agreement, each Lender hereby waives satisfaction by the Borrower of the requirement to deliver or furnish, and the Borrower hereby agrees that it shall not deliver or furnish, to such Lender, any of the reports or information required to be delivered pursuant to Section 7.1(a) and Section 7.1(m) of the Credit Agreement (the “Waived Information”), in each case unless and until such Lender otherwise notifies the Borrower and the Administrative Agent in writing.

(b)The parties agree that the waiver provided in this Section 2 is temporary,

and not permanent, and that the Borrower shall, upon written notice from a Lender to the Borrower and the Administrative Agent, (i) immediately recommence (or cause to be recommenced) delivery to such Lender of any or all of the Waived Information and (ii) to the extent specifically requested by such Lender, deliver (or cause to be delivered) any prior Waived Information that, but for the application of Section 2, would have been required to be delivered to such Lender pursuant to the Credit Agreement. For the avoidance of doubt, a Lender may request to receive Waived Information while another Lender continues to waive delivery of such Waived Information. The Borrower shall maintain a record of each Lender’s requests for the receipt or waiver of Waived Information and shall be responsible for ensuring that each Lender shall receive only the Waived Information it has requested.

3.Certain Inside Information.

(a)In the event that the Borrower believes that any Specified Report (as defined below) contains any Inside Information (as defined below), the Borrower shall so indicate to the Administrative Agent and each Lender no later than two (2) Business Days prior to the required time of delivery to the Administrative Agent of such Specified Report, which indication shall be in writing (email being sufficient) and shall provide the Administrative Agent and each Lender with an explanation as to why such Specified Report contains Inside Information (without otherwise disclosing or describing the content of such Inside Information) and any other means to allow the Administrative Agent and each Lender to determine whether to refuse to receive such Specified Report in whole or in part (and in the absence of any such indication, the Administrative Agent and each Lender shall be allowed to presume that such Specified Report does not contain Inside Information). Each Lender may elect, at its sole discretion, by providing written indication (email being sufficient) to the Borrower and the Administrative Agent prior to the required date of delivery thereof: (i) not to receive any Specified Report or any portion thereof (including any portions which the Borrower may have indicated contain Inside Information), in which case the Borrower shall not be required to furnish such Specified Report or portion thereof, as the case may be, to such Lender; or (ii) direct the Borrower to redact or otherwise remove from any Specified Report any portions thereof or information therein containing Inside Information. In the absence of any such written indication by a Lender prior to the required date of delivery of any Specified Report, the Borrower shall be required to timely furnish such Specified Report to such Lender in accordance with the Credit Agreement.

(b)The parties agree that the provisions in this Section 3 are temporary, and not permanent, and that the Borrower shall, upon written notice from a Lender to the Borrower and the Administrative Agent, (i) immediately recommence (or cause to be recommenced) automatic delivery to such Lender of any or all of the Specified Reports, without the need for prior compliance with the procedure specified in the first sentence of Section 3(a) above, and (ii) to the extent specifically requested by such Lender, deliver (or cause to be delivered) any prior Specified Report or portions thereof that, but for the application of Section 3, would have been required to be delivered to such Lender pursuant to the Credit Agreement. For the avoidance of doubt, a Lender may request to receive Specified Reports while another Lender continues to waive delivery of such Specified Reports. The Borrower shall maintain a record of each Lender’s requests for the receipt or waiver of Specified Reports and shall be responsible for ensuring that each Lender shall receive only the Specified Reports it has requested.

(c)For purposes of this Section 3:

(i)“Inside Information” means any (A) material non-public information in respect of, or relating to, the Borrower, any of its Affiliates, Capital Securities or other securities or any other publicly listed or traded company, or (B) “insider information” or “inside information” or other information (1) which, if used by any Person in connection with (or possessed by any Person while) purchasing, selling or otherwise trading in any Capital Securities or other securities of the Borrower or any other publicly listed or traded company, could result in the violation of any applicable securities Laws, or (2) the possession of which could otherwise restrict or limit trading by any Person in any Capital Securities or other securities of the Borrower or any other publicly listed or traded company under any applicable securities Laws; and

(ii)“Specified Report” means any notice, report, information or communication required to be furnished to the Administrative Agent and the Lenders under Section 7.1(f), Section 7.1(g), Section 7.1(h), Section 7.1(k) or Section 7.1(l) of the Credit Agreement.

4.Certain Obligations.

(a)Without limiting the provisions of Sections 2 and 3, the parties hereto hereby agree that neither the Borrower nor the Administrative Agent shall, and each such Person shall cause each of its employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives not to, provide any Lender with Waived Information or any Lender who has elected not to receive a Specified Report or other Inside Information or any of its attorneys, agents or representatives (other than the Administrative Agent and its attorneys) with such Specified Report or Inside Information from and after the date hereof without the express prior written consent of such Lender (which consent may be provided by written notice to the Borrower and the Administrative Agent in a specified case or on an ongoing basis (subject in any case to such Lender’s right to withdraw such consent in a subsequent written notice to the Borrower and the Administrative Agent)).

(b)Each of the parties hereto acknowledges and agrees that (i) the Administrative Agent shall not provide any Waived Information, Specified Report or Inside Information to any Lender without complying with the process set forth in Sections 2 and 3 hereof, as if the Administrative Agent were the Borrower for purposes thereof, and (ii) no Lender or any Affiliate of any Lender shall be deemed to be in possession of any Waived Information, Specified Report or Inside Information because such Waived Information, Specified Report or Inside Information was provided to the Administrative Agent, any other Lender or any attorney or agent of any Lender (including attorneys to any Lender), and the Borrower agrees not to (and the Borrower agrees to cause its Affiliates not to) assert any contrary position.

(c)Notwithstanding the foregoing clause (a) and (b), the Borrower and the Lenders acknowledge that (i) pursuant to Section 7.1 of the Credit Agreement, it is the Borrower’s obligation to furnish to the Lenders any financial statements, reports, notices and information described in Section 7.1 of the Credit Agreement, (ii) the Administrative Agent has no duty or obligation to provide any Waived Information or Specified Reports to any Lender, and (iii) each Lender seeking any Waived Information or Specified Repots shall request such documents and information directly from the Borrower.

5.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of a counterpart signature to this Amendment duly executed and delivered by the Borrower, the Lenders and the Administrative Agent.

6.Representations and Warranties. The Borrower represents and warrants to the Lenders and the Agents as follows:

(a)After giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement or any Loan Document shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

7.No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment is limited to the matters specifically set forth and in the terms and conditions herein, and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agents and Lenders to agree to or grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

8.Waiver and Release. TO INDUCE THE AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a)WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF

RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)FOREVER RELEASE, RELIEVE, AND DISCHARGE THE AGENTS THE LENDERS AND THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR

TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

9.Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

10.Direction. Each of the undersigned Lenders, constituting Required Lenders under the Credit Agreement, and the Origination Agent hereby authorizes the Administrative Agent to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized signatory as of the day and year first above written.

ACUTUS MEDICAL, INC.
As the Borrower:

By:
Name:	Gary Doherty
Title:	Chief Financial Officer

Signature Page to Waiver

DocuSign Envelope ID: 0CCC807C-D474-413E-A025-6B496592283D

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized signatory as of the day and year first above written.

ORBIMED ROYALTY OPPORTUNITIES II, LP
as Origination Agent and a Lender

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors, LLC,
its Managing Member

By:
Name:	W. Carter Neild
Title:	Member

DEERFIELD PRIVATE DESIGN FUND III, L.P.
as a Lender

By:	Deerfield Mgmt III, L.P.
General Partner
	By:	J.E. Flynn Capital III, LLC
General Partner

By:
Name:	David J. Clark
Title:	Authorized Signatory

Signature Page to Waiver

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized signatory as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Administrative Agent

By:
Name:	Jessica A. Jankiewicz
Title:	Assistant Vice President

Signature Page to Waiver